Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SpeechSwitch, Inc. (the “Company”), on Form 10-K for the year ending December 31, 2009, as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, I, Kenneth P. Glynn, hereby certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 29, 2010	By:	/s/ Kenneth P. Glynn
Kenneth P. Glynn
President, Chief Executive Officer
and Chief Financial Officer